UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05620

Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

Virtus Investment Partners

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT

November 30, 2021
Virtus Total Return Fund Inc.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.08 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in the Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/products/virtus-total-return-fund.

Virtus Total Return Fund Inc.

MESSAGE TO SHAREHOLDERS
Dear Virtus Total Return Fund Inc. Shareholder:

I am pleased to present this annual report, which reviews the performance of the Virtus Total Return Fund Inc. for the 12 months ended November 30, 2021.
This report contains commentary from the portfolio management teams at Duff & Phelps Investment Management and Newfleet Asset Management about the financial markets and the performance of the Fund’s equity and fixed income investments, respectively.
During the fiscal year, markets expressed optimism about the economic reopening but wrestled with the rise of Covid variants, as well as continuing supply chain issues and rising inflation. For the 12 months ended November 30, 2021, the Fund’s net asset value (NAV) returned 6.36%, including $0.96 in reinvested distributions, and its market price returned 23.68%. For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) (representing equities) and 40% Bloomberg U.S. Aggregate Bond Index (representing fixed income), returned 4.30%. The underlying indices returned 7.84% for equities and -1.15% for fixed income.

The Fund’s investment management teams continue to manage your assets with care as they navigate current market and economic challenges. If you have questions about your account, please visit the closed-end fund section of Virtus.com, or call our customer service team at 866-270-7788. We appreciate the confidence you have placed in us, and wish you all the best in 2022.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Virtus Total Return Fund Inc.
January 2022

Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2021
About The Fund:
Virtus Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. As of November 30, 2021, the Fund’s leverage consisted of $159.75 million of borrowings made pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.
Duff & Phelps Investment Management Co. (DPIM)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portion for the fiscal year ended November 30, 2021.
How did the equity markets perform during the Fund’s fiscal year ended November 30, 2021?
Global equity markets posted strong gains of 21.8% for the fiscal year, as measured by the MSCI World Index (net). The positive performance was sparked by progress in vaccine deployment, supportive monetary policy, and encouraging signs of economic recovery. However, there were also some bumps in the road in the latter half of the year with the appearance of the Delta and Omicron variants, supply chain bottlenecks, and inflation. With inflation rising at a higher and more sustained level than anticipated by the Federal Reserve (the Fed), expectations of an interest rate hike in 2022 increased and, with it, market volatility.
The benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), returned 7.8%, significantly underperforming broader global equity markets during the fiscal year. The energy infrastructure sector staged a strong rebound largely attributable to positive vaccine news and an improved outlook for demand due to the economic recovery. The communications sector posted healthy returns as tower customers increased activity to deploy 5G equipment. North American railroad stocks were the primary driver of performance in the transportation sector, as the movement of freight recovered to pre-pandemic levels. Airport and toll road stocks were mixed by region, as travel continued to lag other areas of the economy due to varying restrictions. After strong performance in 2020, European renewables-focused electric utility stocks retraced their gains, resulting in lackluster performance for the utility sector.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2021
What factors affected the performance of the Fund’s equity portfolio during its fiscal year?
The equity portion of the Fund, including the impact of leverage employed by the Fund, outperformed its equity benchmark for the fiscal year ended November 30, 2021. The portfolio returned 10.40% (gross of fees and expenses), while the benchmark returned 7.84%. Stock selection relative to the equity benchmark had a negative impact, substantially driven by utilities, which more than offset the positive contribution from energy stock selection. Stock selection within the transportation and communications sectors was also a detractor. Sector allocation had a positive influence on relative performance, primarily due to the overweight of energy infrastructure, which outperformed all other sectors. The allocation impact of the remaining sectors offset each other and had a negligible influence.
Focusing on the security-level impacts, the two largest positive contributors to relative performance were energy infrastructure stocks Cheniere Energy and Targa Resources. Cheniere, an industry-leading producer of liquefied natural gas (LNG), outperformed due to favorable supply-demand conditions, which caused LNG prices to be notably higher in 2021 compared with recent years. Strong demand for LNG cargoes across Europe and Asia enabled Cheniere to increase its 2021 earnings guidance and provide increased returns to shareholders via dividend initiation and a share buyback. Targa, an integrated natural gas liquids (NGL) company, continued to benefit from the strong commodity backdrop, which further improved its already strong free cash flow outlook and de-leveraging trajectory. Other top contributors to relative performance during the fiscal year were NextEra Energy, Norfolk Southern, and CSX.
The two largest negative contributors came from out-of-benchmark utility holdings that are focused on the transition to renewable energy. While these holdings had strong performance in 2020, their stock prices declined during the fiscal year. Denmark-based Orsted is a leading global developer of renewables facilities, predominantly offshore wind. Orsted’s stock declined due to ongoing concerns about the competitive intensity and risks to returns in offshore wind investments. We acknowledge the increase in competition but believe the offshore wind market is large enough to accommodate new players, and believe that Orsted is poised to capture a significant share of the growth. We continued to hold the stock at the end of the fiscal year. ENEL SPA, based in Italy, is one of the world’s largest utilities and renewables operators. The stock price lagged due to the market’s rotation out of utilities over the course of the year, particularly those tied to the growth in renewables. Despite this short-term retraction, we continue to believe the renewable energy market has material growth potential and offers attractive rates of return. We continued to hold the stock at the end of the period. Rounding out the top five detractors were Iberdrola, FirstEnergy (due to the lack of exposure in the portfolio), and Cellnex Telecom.
Newfleet Asset Management, LLC (Newfleet)
Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the year ended November 30, 2021.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2021
How did the fixed income markets perform during the Fund’s fiscal year ended November 30, 2021?
While the 12-month period included a variety of market conditions, the impact of COVID-19 worldwide continued to be a dominant factor influencing market performance. Monetary and fiscal policy response evolved to support economic activity and allow market disruptions to heal. The final quarter of 2020 was marked by vaccine development and distribution, the U.S. presidential election, and a trade deal between the U.K. and the EU.
The first three quarters of 2021 brought a new U.S. administration, more fiscal stimulus, and bursts of optimism as the world continued its recovery from the COVID-19-related economic lockdowns that dominated early 2020. The virus continued to pose a global challenge to health care systems and policymakers as they sought the correct mix of protective measures to contain it. Though variants of the virus emerged during the period, vaccines proved effective against them, with recent recommendations that a booster is needed to enhance waning immunity and further protect against the Omicron variant. Global vaccine distribution and the resulting increase in protected populations contributed to the world’s progress against the virus.
Since the economic recovery remained on track, the Federal Reserve (the Fed) began removing some of its monetary support, announcing the completion of the wind-down of its secondary market corporate credit facility during the third quarter of 2021. The Fed remained committed to its communication strategy during the fiscal year, and with what seemed to be less transitory inflation and a strong economy, said it may tighten financial conditions faster than what was previously expected.
During the 12-month period, spread sectors (non-governmental fixed income investments) outperformed U.S. Treasuries, led by the corporate high yield sector and high yield bank loans.
During the fiscal year, the Fed left its target interest rate unchanged at a range of 0-0.25%, the rate that was set in late March of 2020 in response to the pandemic.
Additionally, over the 12-month period, the U.S. Treasury yield curve steepened, shifting broadly higher, especially for maturities up to five years.
What factors affected the performance of the Fund’s fixed income portfolio during its fiscal year?
The Fund’s fixed income portfolio, including the impact of leverage employed by the Fund, outperformed its fixed income benchmark for the fiscal year ended November 30, 2021. The portfolio returned 4.42% (gross of fees and expenses), while the Bloomberg U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned -1.15%.
An underweight to U.S. Treasuries in favor of spread sectors was a driver of the portfolio’s outperformance for the fiscal year. Among fixed income sectors, the portfolio’s allocations to corporate high yield and high yield bank loans contributed positively to performance for the fiscal year. Issue selection within corporate high quality securities was also beneficial for relative performance.
The portfolio’s allocation to emerging markets high yield, as well as issue selection within the yankee high quality sector, were detractors from performance for the 12-month period. The portfolio’s underweight to the corporate high quality sector also negatively impacted performance for the 12-month period, despite the fact that issue selection within the sector was positive.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2021
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2021
Average Annual Total Returns1 for periods ended 11/30/21

	1 Year	5 Years	10 Years
Market Value[1,2]	23.68%	10.01%	11.51%
Net Asset Value[1,2]	6.36%	7.78%	9.09%
Virtus Total Return Fund Inc. Linked Benchmark[1]	4.30%	6.48%	5.61%
Bloomberg U.S. Aggregate Bond Index[1,3]	-1.15%	3.65%	3.04%
FTSE Developed Core Infrastructure 50/50 Index (net)[1,3]	7.84%	8.34%	8.54%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2021
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2021
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments at November 30, 2021.
Asset Allocations
Common Stocks		61%
Utilities	29%
Industrials	15
Energy	8
All Other Common Stocks	9
Corporate Bonds and Notes		17
Financials	4
Energy	3
Consumer Discretionary	2
All Other Corporate Bonds and Notes	8
Leveraged Loans		8
Mortgage-Backed Securities		6
Asset-Backed Securities		4
Foreign Government Securities		3
Short-Term Investment		1
Total		100%
Country Weightings
United States	68%
Spain	7
Canada	7
Australia	3
United Kingdom	2
France	2
Italy	2
Other	9
Total	100%

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited)
November 30, 2021
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Infrastructure Sector Capped (net)
The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Payment-in-Kind (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued) November 30, 2021
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yankee Bond
A yankee bond is a bond issued by a foreign entity, such as a bank or company, but is issued and traded in the United States and denominated in U.S. dollars.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS
November 30, 2021
($ reported in thousands)

	Par Value	Value
U.S. Government Security—0.4%
U.S. Treasury Notes 0.250%, 5/31/25(1)	$ 1,660	$ 1,619
Total U.S. Government Security (Identified Cost $1,646)		1,619

Municipal Bonds—0.4%
California—0.1%
University of California, Series B-A, Taxable 4.428%, 5/15/48(1)	290	323
Idaho—0.1%
Idaho Health Facilities Authority St. Luke’s Health System Revenue Taxable 5.020%, 3/1/48(1)	355	467
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43(1)	85	94
Texas—0.0%
State of Texas, General Obligation Taxable 3.211%, 4/1/44(1)	110	116
Virginia—0.2%
City of Bristol, General Obligation Taxable (State AID Withholding Insured) 4.210%, 1/1/42(1)	565	623
Total Municipal Bonds (Identified Cost $1,405)		1,623

	Par Value	Value

Foreign Government Securities—3.5%
Bolivarian Republic of Venezuela
9.375%, 1/13/34(1)(2)	$ 225	$ 21
RegS 8.250%, 10/13/24(1)(2)(3)	610	58
RegS 7.650%, 4/21/25(1)(2)(3)	830	79
Dominican Republic
144A 5.950%, 1/25/27(1)(4)	285	314
144A 4.500%, 1/30/30(1)(4)	405	403
144A 5.875%, 1/30/60(1)(4)	160	149
Emirate of Dubai Government International Bonds RegS 5.250%, 1/30/43(1)(3)	835	953
Federative Republic of Brazil 3.875%, 6/12/30(1)	210	198
Kingdom of Morocco 144A 5.500%, 12/11/42(1)(4)	295	318
Kingdom of Saudi Arabia
144A 3.625%, 3/4/28(1)(4)	430	467
144A 4.500%, 10/26/46(1)(4)	640	742
Oman Government International Bond 144A 7.375%, 10/28/32(1)(4)	670	747
Republic of Angola 144A 8.250%, 5/9/28(1)(4)	465	436
Republic of Colombia
3.125%, 4/15/31(1)	365	327
4.125%, 5/15/51(1)	255	207
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(1)(4)	320	344
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Foreign Government Securities—continued
Republic of Ecuador
144A 5.000%, 7/31/30(1)(4)(5)	$ 135	$ 112
144A 1.000%, 7/31/35(1)(4)(5)	345	223
Republic of Egypt
144A 7.600%, 3/1/29(1)(4)	635	605
144A 7.300%, 9/30/33(1)(4)	200	175
144A 8.500%, 1/31/47(1)(4)	200	170
Republic of Ghana 144A 8.125%, 3/26/32(1)(4)	505	399
Republic of Guatemala 144A 3.700%, 10/7/33(1)(4)	455	443
Republic of Indonesia
2.850%, 2/14/30(1)	1,145	1,180
144A 4.350%, 1/8/27(1)(4)	550	614
Republic of Kenya 144A 8.000%, 5/22/32(1)(4)	205	217
Republic of Nigeria
144A 6.500%, 11/28/27(1)(4)	200	195
144A 7.875%, 2/16/32(1)(4)	200	190
144A 7.375%, 9/28/33(1)(4)	200	182
Republic of Pakistan
144A 8.250%, 9/30/25(1)(4)	285	306
144A 6.875%, 12/5/27(1)(4)	200	199
Republic of Panama 4.300%, 4/29/53(1)	200	209
Republic of Philippines 3.700%, 3/1/41(1)	390	417
Republic of South Africa 4.850%, 9/27/27(1)	305	316
Republic of Turkey
4.875%, 10/9/26(1)	280	258
7.625%, 4/26/29(1)	240	244
5.250%, 3/13/30(1)	200	176
State of Israel 2.750%, 7/3/30(1)	450	475
	Par Value	Value

Foreign Government Securities—continued
State of Qatar
144A 3.750%, 4/16/30(1)(4)	$ 505	$ 562
144A 4.400%, 4/16/50(1)(4)	270	331
Ukraine Government
144A 6.876%, 5/21/29(1)(4)	365	339
144A 7.253%, 3/15/33(1)(4)	250	233
United Mexican States 4.500%, 1/31/50(1)	665	692
Total Foreign Government Securities (Identified Cost $16,647)		15,225

Mortgage-Backed Securities—7.5%
Non-Agency—7.5%
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(1)(4)(5)	314	316
Aligned Data Centers Issuer LLC 2021-1A, A2 144A 1.937%, 8/15/46(1)(4)	590	584
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(1)(4)	1,000	1,050
2015-SFR1, A 144A 3.467%, 4/17/52(1)(4)	158	166
2015-SFR2, C 144A 4.691%, 10/17/52(1)(4)	340	367
AMSR Trust
2021-SFR2, C 144A 1.877%, 8/17/38(1)(4)	105	103
2021-SFR3, D 144A 2.177%, 10/17/38(1)(4)	260	255
Angel Oak Mortgage Trust I LLC
2018-3, A1 144A 3.649%, 9/25/48(1)(4)(5)	69	69
2019-2, A1 144A 3.628%, 3/25/49(1)(4)(5)	77	77

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Arroyo Mortgage Trust
2021-1R, A1 144A 1.175%, 10/25/48(1)(4)(5)	$ 282	$ 281
2019-1, A1 144A 3.805%, 1/25/49(1)(4)(5)	160	161
2019-2, A1 144A 3.347%, 4/25/49(1)(4)(5)	304	305
Banc of America Funding Trust 2005-1, 1A1 5.500%, 2/25/35(1)	4	5
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(1)(4)	795	810
2017-SPL5, B1 144A 4.000%, 6/28/57(1)(4)(5)	485	495
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(1)(4)(5)	660	682
CAFL Issuer LLC 2021-RTL1, A1 144A 2.239%, 3/28/29(1)(4)(5)	235	232
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)(4)	433	431
CIM Trust 2021-NR4, A1 144A 2.816%, 10/25/61(1)(4)(5)(6)	416	416
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, A1 144A 2.720%, 7/25/49(1)(4)(5)	120	120
2015-A, A1 144A 3.500%, 6/25/58(1)(4)(5)	3	3
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(1)(4)	400	411
2018-2, A 144A 4.026%, 11/15/52(1)(4)	200	207
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 2.449%, 1/25/34(1)(5)	82	84
	Par Value	Value

Non-Agency—continued
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(1)(4)(5)	$ 415	$ 418
Dominion Mortgage Trust 2021-RTL1, A1 144A 2.487%, 7/25/27(1)(4)(5)	705	700
Ellington Financial Mortgage Trust
2019-2, A3 144A 3.046%, 11/25/59(1)(4)(5)	84	84
2021-2, A3 144A 1.291%, 6/25/66(1)(4)(5)	569	565
FirstKey Homes Trust
2020-SFR1, B 144A 1.740%, 8/17/37(1)(4)	315	312
2020-SFR2, B 144A 1.567%, 10/19/37(1)(4)	710	696
2021-SFR1, D 144A 2.189%, 8/17/38(1)(4)	710	695
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(1)(4)(5)	64	64
2018-1, A23 144A 3.500%, 11/25/57(1)(4)(5)	36	36
2020-H1, A1 144A 2.310%, 1/25/60(1)(4)(5)	119	120
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(1)(4)	965	964
Home Partners of America Trust 2020-2, A 144A 1.532%, 1/17/41(1)(4)	304	300
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.878%, 10/25/29(1)(4)(5)	205	208
2016-SH1, M2 144A 3.744%, 4/25/45(1)(4)(5)	157	159
2016-SH2, M2 144A 3.750%, 12/25/45(1)(4)(5)	471	478

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2017-3, 2A2 144A 2.500%, 8/25/47(1)(4)(5)	$ 127	$ 127
Mello Warehouse Securitization Trust 2021-2, C (1 month LIBOR + 1.100%, Cap N/A, Floor 1.100%) 144A 1.192%, 4/25/55(1)(4)(5)	190	189
MetLife Securitization Trust
2017-1A, M1 144A 3.361%, 4/25/55(1)(4)(5)	241	248
2019-1A, A1A 144A 3.750%, 4/25/58(1)(4)(5)	334	343
Mill City Mortgage Loan Trust
2017-1, M2 144A 3.250%, 11/25/58(1)(4)(5)	210	216
2019-1, M2 144A 3.500%, 10/25/69(1)(4)(5)	354	373
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(1)(4)(5)	52	54
2016-3A, A1 144A 3.750%, 9/25/56(1)(4)(5)	70	74
2016-3A, B1 144A 4.000%, 9/25/56(1)(4)(5)	231	244
2016-4A, A1 144A 3.750%, 11/25/56(1)(4)(5)	32	34
2016-4A, B1A 144A 4.500%, 11/25/56(1)(4)(5)	1,101	1,186
2017-2A, A3 144A 4.000%, 3/25/57(1)(4)(5)	323	341
NewRez Warehouse Securitization Trust 2021-1, C (1 month LIBOR + 1.050%, Cap N/A, Floor 1.050%) 144A 1.142%, 5/25/55(1)(4)(5)	95	95
OBX Trust 2019-INV1, A3 144A 4.500%, 11/25/48(1)(4)(5)	110	112
	Par Value	Value

Non-Agency—continued
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 2.857%, 6/25/26(1)(4)(5)(6)	$ 280	$ 280
Preston Ridge Partners Mortgage LLC
2020-6, A1 144A 2.363%, 11/25/25(1)(4)(5)	177	178
2021-2, A1 144A 2.115%, 3/25/26(1)(4)(5)	141	140
2021-3, A1 144A 1.867%, 4/25/26(1)(4)(5)	424	423
2021-9, A1 144A 2.363%, 10/25/26(1)(4)(5)	332	330
2021-RPL1, A1 144A 1.319%, 7/25/51(1)(4)(5)	171	169
Progress Residential Trust
2021-SFR3, D 144A 2.288%, 5/17/26(1)(4)	830	822
2019-SFR2, A 144A 3.147%, 5/17/36(1)(4)	525	529
2019-SFR2, D 144A 3.794%, 5/17/36(1)(4)	235	236
2019-SFR3, B 144A 2.571%, 9/17/36(1)(4)	280	281
2021-SFR6, C 144A 1.855%, 7/17/38(1)(4)	235	231
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(1)(4)(5)	308	312
RCO VII Mortgage LLC 2021-2, A1 144A 2.116%, 9/25/26(1)(4)(5)	327	326
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(1)(4)(5)	98	99
Roc Mortgage Trust 2021-RTL1, A1 144A 2.487%, 8/25/26(1)(4)(5)	580	575
Sequoia Mortgage Trust 2013-8, B1 3.498%, 6/25/43(1)(5)	122	124

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Starwood Mortgage Residential Trust 2021-3, A3 144A 1.518%, 6/25/56(1)(4)(5)	$ 105	$ 104
Towd Point Mortgage Trust
2016-4, B1 144A 3.820%, 7/25/56(1)(4)(5)	480	512
2017-1, A2 144A 3.500%, 10/25/56(1)(4)(5)	145	150
2017-4, A2 144A 3.000%, 6/25/57(1)(4)(5)	395	407
2018-6, A1B 144A 3.750%, 3/25/58(1)(4)(5)	330	344
2018-6, A2 144A 3.750%, 3/25/58(1)(4)(5)	480	504
2019-2, A2 144A 3.750%, 12/25/58(1)(4)(5)	515	542
2019-4, A2 144A 3.250%, 10/25/59(1)(4)(5)	445	465
2020-1, M1 144A 3.500%, 1/25/60(1)(4)(5)	220	231
2015-2, 1M1 144A 3.250%, 11/25/60(1)(4)(5)	745	755
2021-1, A2 144A 2.750%, 11/25/61(1)(4)(5)(6)	465	481
2017-1, M1 144A 3.750%, 10/25/56(1)(4)(5)	385	403
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(1)(4)	590	601
2020-SFR2, D 144A 2.281%, 11/17/39(1)(4)	660	642
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(1)(4)	185	184
TVC Mortgage Trust 2020-RTL1, M 144A 5.193%, 9/25/24(1)(4)(5)	520	517
UBS Commercial Mortgage Trust 2012-C1, D 144A 5.714%, 5/10/45(1)(4)(5)	250	236
	Par Value	Value

Non-Agency—continued
VCAT LLC
2021-NPL1, A2 144A 4.826%, 12/26/50(1)(4)(5)	$ 120	$ 119
2021-NPL3, A1 144A 1.743%, 5/25/51(1)(4)(5)	442	439
2021-NPL4, A1 144A 1.868%, 8/25/51(1)(4)(5)	654	652
Vericrest Opportunity Loan Trust C LLC 2021-NPL9, A1 144A 1.992%, 5/25/51(1)(4)(5)	252	251
Vericrest Opportunity Loan Trust XCII LLC 2021-NPL1, A1 144A 1.893%, 2/27/51(1)(4)(5)	491	490
Verus Securitization Trust 2019-4, M1 144A 3.207%, 11/25/59(1)(4)(5)	220	223
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(1)(4)	155	154
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47(1)	160	167
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(1)(4)(5)	167	169
ZH Trust 2021-1, A 144A 2.253%, 2/18/27(1)(4)	190	189
Total Mortgage-Backed Securities (Identified Cost $31,994)		32,051

Asset-Backed Securities—6.0%
Automobiles—2.4%
ACC Auto Trust 2021-A, C 144A 3.790%, 4/15/27(1)(4)	745	739
ACC Trust
2019-1, B 144A 4.470%, 10/20/22(1)(4)	98	98

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Automobiles—continued
2021-1, C 144A 2.080%, 12/20/24(1)(4)	$ 595	$ 591
American Credit Acceptance Receivables Trust 2019-2, C 144A 3.170%, 6/12/25(1)(4)	114	115
Avid Automobile Receivables Trust
2019-1, C 144A 3.140%, 7/15/26(1)(4)	375	382
2021-1, E 144A 3.390%, 4/17/28(1)(4)	230	228
Avis Budget Rental Car Funding LLC (AESOP) 2019-2A, D 144A 3.040%, 9/22/25(1)(4)	595	590
Carvana Auto Receivables Trust 2019-3A, D 144A 3.040%, 4/15/25(1)(4)	345	354
Drive Auto Receivables Trust 2019-4, C 2.510%, 11/17/25(1)	309	311
Exeter Automobile Receivables Trust
2019-2A, E 144A 4.680%, 5/15/26(1)(4)	670	702
2019-2A, C 144A 3.300%, 3/15/24(1)(4)	137	138
2019-4A, C 144A 2.440%, 9/16/24(1)(4)	354	356
2019-1A, D 144A 4.130%, 12/16/24(1)(4)	330	338
GLS Auto Receivables Issuer Trust
2019-4A, D 144A 4.090%, 8/17/26(1)(4)	540	556
2020-3A, E 144A 4.310%, 7/15/27(1)(4)	1,285	1,329
GLS Auto Receivables Trust 2018-3A, C 144A 4.180%, 7/15/24(1)(4)	515	523
	Par Value	Value

Automobiles—continued
Hertz Vehicle Financing III LP 2021-2A, A 144A 1.680%, 12/27/27(1)(4)	$ 945	$ 942
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(1)(4)	305	306
Prestige Auto Receivables Trust 2019-1A, D 144A 3.010%, 8/15/25(1)(4)	345	351
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(1)(4)	345	349
United Auto Credit Securitization Trust
2019-1, D 144A 3.470%, 8/12/24(1)(4)	108	108
2019-1, E 144A 4.290%, 8/12/24(1)(4)	305	306
Veros Automobile Receivables Trust 2020-1, B 144A 2.190%, 6/16/25(1)(4)	665	668
		10,380

Consumer Loans—0.1%
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(1)(4)	475	482
Credit Card—0.3%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(1)(4)	590	583
Genesis Private Label Amortizing Trust 2020-1, B 144A 2.830%, 7/20/30(1)(4)	159	159

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Credit Card—continued
Mercury Financial Credit Card Master Trust 2021-1A, A 144A 1.540%, 3/20/26(1)(4)	$ 590	$ 591
		1,333

Equipment—0.0%
NMEF Funding LLC 2019-A, A 144A 2.730%, 8/17/26(1)(4)	36	36
Other—3.1%
Amur Equipment Finance Receivables IX LLC 2021-1A, C 144A 1.750%, 6/21/27(1)(4)	710	703
Amur Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(1)(4)	49	49
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(1)(4)	98	100
2019-A, C 144A 4.010%, 7/16/40(1)(4)	705	724
2020-AA, D 144A 7.150%, 7/17/46(1)(4)	480	500
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)(4)	578	595
BCC Funding XVII LLC 2020-1, D 144A 4.890%, 9/22/25(1)(4)	590	585
Business Jet Securities LLC
2019-1, A 144A 4.212%, 7/15/34(1)(4)	187	191
2020-1A, A 144A 2.981%, 11/15/35(1)(4)	308	311
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(1)(4)	423	425
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(1)(4)	345	347
	Par Value	Value

Other—continued
Conn’s Receivables Funding LLC 2020-A, B 144A 4.270%, 6/16/25(1)(4)	$ 194	$ 195
Dext ABS LLC 2020-1, D 144A 7.210%, 2/15/28(1)(4)	475	473
Diamond Resorts Owner Trust
2017-1A, A 144A 3.270%, 10/22/29(1)(4)	70	71
2021-1A, B 144A 2.050%, 11/21/33(1)(4)	349	348
FAT Brands Royalty LLC 2021-1A, A2 144A 4.750%, 4/25/51(1)(4)	590	586
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(1)(4)	243	250
FREED ABS Trust 2019-2, B 144A 3.190%, 11/18/26(1)(4)	153	153
Hardee’s Funding LLC 2020-1A, A2 144A 3.981%, 12/20/50(1)(4)	595	622
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(1)(4)	155	158
Hotwire Funding LLC 2021-1, C 144A 4.459%, 11/20/51(1)(4)	695	692
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)(4)	434	457
Lendmark Funding Trust 2021-1A, A 144A 1.900%, 11/20/31(1)(4)	590	587
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(1)(4)	595	603
NBC Funding LLC 2021-1, A2 144A 2.989%, 7/30/51(1)(4)	474	469
Oasis LLC 2020-2A, A 144A 4.262%, 5/15/32(1)(4)	188	189

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Other—continued
Oasis Securitization Funding LLC 2021-1A, A 144A 2.579%, 2/15/33(1)(4)	$ 214	$ 215
Octane Receivables Trust
2019-1A, A 144A 3.160%, 9/20/23(1)(4)	78	78
2019-1A, C 144A 4.740%, 6/20/25(1)(4)	755	778
2020-1A, B 144A 1.980%, 6/20/25(1)(4)	710	716
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(1)(4)	178	181
Purchasing Power Funding LLC 2021-A, B 144A 1.920%, 10/15/25(1)(4)	710	707
VSE VOI Mortgage LLC 2016-A, A 144A 2.540%, 7/20/33(1)(4)	60	60
		13,118

Student Loan—0.1%
Commonbond Student Loan Trust 2019-AGS, A1 144A 2.540%, 1/25/47(1)(4)	165	168
Total Asset-Backed Securities (Identified Cost $25,403)		25,517

Corporate Bonds and Notes—22.9%
Communication Services—1.7%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)(4)	200	187
Altice France S.A. 144A 5.125%, 1/15/29(1)(4)	300	284
Cable Onda S.A. 144A 4.500%, 1/30/30(1)(4)	600	615
Cars.com, Inc. 144A 6.375%, 11/1/28(1)(4)	365	384
	Par Value	Value

Communication Services—continued
CCO Holdings LLC 144A 4.750%, 3/1/30(1)(4)	$ 630	$ 645
Clear Channel Outdoor Holdings, Inc. 144A 7.750%, 4/15/28(1)(4)	10	10
Clear Channel Worldwide Holdings, Inc. 144A 5.125%, 8/15/27(1)(4)	105	106
CommScope, Inc.
144A 7.125%, 7/1/28(1)(4)	340	316
144A 4.750%, 9/1/29(1)(4)	160	155
CSC Holdings LLC
144A 5.750%, 1/15/30(1)(4)	410	402
144A 4.125%, 12/1/30(1)(4)	300	287
144A 4.625%, 12/1/30(1)(4)	200	186
DIRECTV Holdings LLC 144A 5.875%, 8/15/27(1)(4)	90	92
Frontier Communications Holdings LLC 144A 6.750%, 5/1/29(1)(4)	535	551
iHeartCommunications, Inc. 8.375%, 5/1/27(1)	238	250
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(1)(4)	185	180
144A 3.625%, 1/15/29(1)(4)	310	287
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(1)(4)	235	235
McGraw-Hill Education, Inc. 144A 8.000%, 8/1/29(1)(4)	395	385
Millennium Escrow Corp. 144A 6.625%, 8/1/26(1)(4)	325	325

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Communication Services—continued
Northwest Fiber LLC
144A 4.750%, 4/30/27(1)(4)	$ 80	$ 78
144A 6.000%, 2/15/28(1)(4)	45	43
144A 10.750%, 6/1/28(1)(4)	220	242
Radiate Holdco LLC 144A 6.500%, 9/15/28(1)(4)	280	271
ROBLOX Corp. 144A 3.875%, 5/1/30(1)(4)	105	105
Telesat Canada 144A 6.500%, 10/15/27(1)(4)	240	187
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)(4)	305	320
Twitter, Inc. 144A 3.875%, 12/15/27(1)(4)	270	281
		7,409

Consumer Discretionary—3.0%
Adtalem Global Education, Inc. 144A 5.500%, 3/1/28(1)(4)	380	366
Ambience Merger Sub, Inc.
144A 4.875%, 7/15/28(1)(4)	80	79
144A 7.125%, 7/15/29(1)(4)	400	387
Aston Martin Capital Holdings Ltd. 144A 10.500%, 11/30/25(1)(4)	310	335
Brunswick Corp. 2.400%, 8/18/31(1)	432	415
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)(4)	135	140
144A 8.125%, 7/1/27(1)(4)	135	148
144A 4.625%, 10/15/29(1)(4)	210	205
	Par Value	Value

Consumer Discretionary—continued
Carnival Corp. 144A 7.625%, 3/1/26(1)(4)	$ 535	$ 549
Carriage Services, Inc. 144A 4.250%, 5/15/29(1)(4)	335	328
Carvana Co.
144A 5.625%, 10/1/25(1)(4)	190	190
144A 5.875%, 10/1/28(1)(4)	190	191
Clarios Global LP 144A 8.500%, 5/15/27(1)(4)	260	274
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(1)(4)	335	362
Dornoch Debt Merger Sub, Inc. 144A 6.625%, 10/15/29(1)(4)	270	266
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(1)(4)	480	503
Ford Motor Co. 3.250%, 2/12/32(1)	155	155
Ford Motor Credit Co. LLC 4.125%, 8/17/27(1)	285	301
Gap, Inc. (The) 144A 3.875%, 10/1/31(1)(4)	395	378
Golden Nugget, Inc. 144A 8.750%, 10/1/25(1)(4)	320	330
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)(4)	295	293
M/I Homes, Inc. 4.950%, 2/1/28(1)	475	489
Mclaren Finance plc 144A 7.500%, 8/1/26(1)(4)	520	525

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Metis Merger Sub LLC 144A 6.500%, 5/15/29(1)(4)	$ 235	$ 230
MGM Growth Properties Operating Partnership LP
5.750%, 2/1/27(1)	190	215
144A 4.625%, 6/15/25(1)(4)	65	69
Michaels Cos., Inc. (The) 144A 7.875%, 5/1/29(1)(4)	120	119
Mohegan Gaming & Entertainment 144A 8.000%, 2/1/26(1)(4)	350	355
NMG Holding Co., Inc. 144A 7.125%, 4/1/26(1)(4)	510	533
PetSmart, Inc. 144A 4.750%, 2/15/28(1)(4)	350	354
Premier Entertainment Sub LLC 144A 5.625%, 9/1/29(1)(4)	495	495
PulteGroup, Inc.
7.875%, 6/15/32(1)	235	337
6.375%, 5/15/33(1)	350	455
Royal Caribbean Cruises Ltd.
144A 4.250%, 7/1/26(1)(4)	20	19
144A 5.500%, 8/31/26(1)(4)	160	156
144A 5.500%, 4/1/28(1)(4)	35	34
Scientific Games International, Inc.
144A 8.250%, 3/15/26(1)(4)	290	305
144A 7.000%, 5/15/28(1)(4)	115	122
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(4)	340	339
Station Casinos LLC 144A 4.500%, 2/15/28(1)(4)	390	390
	Par Value	Value

Consumer Discretionary—continued
Tenneco, Inc. 144A 5.125%, 4/15/29(1)(4)	$ 420	$ 404
Under Armour, Inc. 3.250%, 6/15/26(1)	360	367
Weekley Homes LLC 144A 4.875%, 9/15/28(1)(4)	330	340
		12,847

Consumer Staples—0.4%
BAT Capital Corp. 4.906%, 4/2/30(1)	500	564
HLF Financing S.a.r.l. LLC 144A 4.875%, 6/1/29(1)(4)	160	150
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)(4)	115	112
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)(4)	565	574
Vector Group Ltd. 144A 5.750%, 2/1/29(1)(4)	345	328
		1,728

Energy—4.6%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)(4)	600	603
Antero Midstream Partners LP 144A 5.750%, 1/15/28(1)(4)	460	473
Antero Resources Corp.
144A 8.375%, 7/15/26(1)(4)	124	137
144A 7.625%, 2/1/29(1)(4)	108	118
144A 5.375%, 3/1/30(1)(4)	150	155
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(1)(4)	385	406
BP Capital Markets plc 4.875% (1)(7)	465	500

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Energy—continued
Callon Petroleum Co.
6.125%, 10/1/24(1)	$ 124	$ 120
144A 8.000%, 8/1/28(1)(4)	135	132
Cheniere Energy, Inc. 4.625%, 10/15/28(1)	225	232
Chesapeake Energy Corp. 144A 5.875%, 2/1/29(1)(4)	70	74
Citgo Petroleum Corp. 144A 7.000%, 6/15/25(1)(4)	225	227
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(1)(4)	355	383
CrownRock LP
144A 5.625%, 10/15/25(1)(4)	405	407
144A 5.000%, 5/1/29(1)(4)	160	161
CSI Compressco LP 144A 7.500%, 4/1/25(1)(4)	415	420
DCP Midstream Operating LP 3.250%, 2/15/32(1)	295	295
DT Midstream, Inc. 144A 4.125%, 6/15/29(1)(4)	340	338
Ecopetrol S.A. 4.625%, 11/2/31(1)	585	559
Energy Transfer LP Series H 6.500% (1)(7)	470	481
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)(4)	120	128
144A 6.500%, 7/1/27(1)(4)	140	151
Hilcorp Energy I LP
144A 5.750%, 2/1/29(1)(4)	375	369
144A 6.000%, 2/1/31(1)(4)	270	268
	Par Value	Value

Energy—continued
HollyFrontier Corp. 5.875%, 4/1/26(1)	$ 520	$ 586
KazMunayGas National Co., JSC 144A 6.375%, 10/24/48(1)(4)	355	448
Kinder Morgan Energy Partners LP 7.500%, 11/15/40(1)	440	654
Kinder Morgan, Inc. 7.750%, 1/15/32(1)	25	35
Kosmos Energy Ltd. 144A 7.500%, 3/1/28(1)(4)	480	441
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)(4)	355	363
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(1)(4)(6)	105	4
Nabors Industries Ltd. 144A 7.250%, 1/15/26(1)(4)	265	228
Nabors Industries, Inc. 144A 7.375%, 5/15/27(1)(4)	85	83
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(1)(4)	340	351
Occidental Petroleum Corp.
5.500%, 12/1/25(1)	10	11
3.500%, 8/15/29(1)	220	215
6.625%, 9/1/30(1)	240	288
6.125%, 1/1/31(1)	525	612
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (1)(4)(6)(7)	26	— (8)
Parsley Energy LLC 144A 4.125%, 2/15/28(1)(4)	345	352
Patterson-UTI Energy, Inc. 5.150%, 11/15/29(1)	465	467

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Energy—continued
Pertamina Persero PT 144A 2.300%, 2/9/31(1)(4)	$ 480	$ 454
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(2)(4)	665	28
Petroleos Mexicanos
6.500%, 3/13/27(1)	1,325	1,359
5.950%, 1/28/31(1)	1,155	1,085
7.690%, 1/23/50(1)	1,105	997
Petronas Capital Ltd. 144A 3.500%, 4/21/30(1)(4)	375	407
Plains All American Pipeline LP 3.800%, 9/15/30(1)	565	593
Rockcliff Energy II LLC 144A 5.500%, 10/15/29(1)(4)	10	10
Saudi Arabian Oil Co. 144A 2.250%, 11/24/30(1)(4)	555	536
Southwestern Energy Co. 5.375%, 2/1/29(1)	360	371
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(1)(3)	480	572
Targa Resources Partners LP
5.875%, 4/15/26(1)	295	306
4.875%, 2/1/31(1)	120	129
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(1)(4)	74	69
Transocean, Inc. 144A 11.500%, 1/30/27(1)(4)	40	38
USA Compression Partners LP 6.875%, 4/1/26(1)	225	229
Venture Global Calcasieu Pass LLC
144A 3.875%, 8/15/29(1)(4)	35	35
	Par Value	Value

Energy—continued
144A 4.125%, 8/15/31(1)(4)	$ 320	$ 327
		19,820

Financials—5.0%
Acrisure LLC 144A 7.000%, 11/15/25(1)(4)	670	664
AerCap Ireland Capital DAC 3.650%, 7/21/27(1)	305	323
Ally Financial, Inc. Series B 4.700% (1)(7)	769	793
Ascot Group Ltd. 144A 4.250%, 12/15/30(1)(4)	580	599
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(1)(4)	395	433
Banco de Bogota S.A. 144A 6.250%, 5/12/26(1)(4)	250	270
Banco Mercantil del Norte S.A. 144A 6.625% (1)(4)(7)	620	608
Banco Santander Chile 144A 3.177%, 10/26/31(1)(4)	575	577
Bancolombia S.A. 4.625%, 12/18/29(1)	200	199
Bank of America Corp. 2.482%, 9/21/36(1)	605	584
Bank of New York Mellon Corp. (The) Series G 4.700% (1)(7)	530	558
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(1)(4)	485	494
Blackstone Private Credit Fund 144A 2.625%, 12/15/26(1)(4)	462	449

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Financials—continued
Blue Owl Finance LLC 144A 3.125%, 6/10/31(1)(4)	$ 705	$ 691
Brighthouse Financial, Inc. 5.625%, 5/15/30(1)	560	673
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(1)(4)	500	485
Charles Schwab Corp. (The) Series H 4.000% (1)(7)	605	599
Citadel LP 144A 4.875%, 1/15/27(1)(4)	525	563
Citigroup, Inc. Series W 4.000% (1)(7)	480	479
Cobra Acquisition Co. LLC 144A 6.375%, 11/1/29(1)(4)	335	331
Coinbase Global, Inc. 144A 3.625%, 10/1/31(1)(4)	355	329
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(1)(4)	720	734
Icahn Enterprises LP
6.250%, 5/15/26(1)	465	478
5.250%, 5/15/27(1)	35	35
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(1)(4)	630	608
Itau Unibanco Holding S.A. 144A 3.875%, 4/15/31(1)(4)	445	421
Jane Street Group 144A 4.500%, 11/15/29(1)(4)	165	165
JPMorgan Chase & Co. 1.953%, 2/4/32(1)	1,165	1,117
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)(4)	325	323
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(1)(4)	480	478
	Par Value	Value

Financials—continued
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.172%, 4/20/67(1)(5)	$ 515	$ 453
MetLife, Inc. Series G 3.850% (1)(7)	435	440
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(1)(4)	475	484
Navient Corp.
6.750%, 6/25/25(1)	510	550
5.500%, 3/15/29(1)	20	20
Nippon Life Insurance Co. 144A 2.900%, 9/16/51(1)(4)	275	268
OneMain Finance Corp. 7.125%, 3/15/26(1)	290	326
Prospect Capital Corp. 3.706%, 1/22/26(1)	585	595
Prudential Financial, Inc.
5.875%, 9/15/42(1)	440	449
5.625%, 6/15/43(1)	400	416
Santander Holdings USA, Inc. 4.400%, 7/13/27(1)	435	480
Synovus Financial Corp. 5.900%, 2/7/29(1)	249	265
Texas Capital Bancshares, Inc. 4.000%, 5/6/31(1)	705	739
Wells Fargo & Co. Series BB 3.900% (1)(7)	905	910
		21,455

Health Care—1.6%
Akumin, Inc. 144A 7.000%, 11/1/25(1)(4)	375	352
Avantor Funding, Inc. 144A 3.875%, 11/1/29(1)(4)	70	70

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Health Care—continued
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(1)(4)	$ 90	$ 94
144A 8.500%, 1/31/27(1)(4)	270	278
Bausch Health Cos., Inc. 144A 7.000%, 1/15/28(1)(4)	170	164
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(1)(4)	705	705
Community Health Systems, Inc.
144A 6.625%, 2/15/25(1)(4)	305	316
144A 6.875%, 4/15/29(1)(4)	30	29
144A 6.125%, 4/1/30(1)(4)	70	67
144A 4.750%, 2/15/31(1)(4)	265	261
DaVita, Inc. 144A 4.625%, 6/1/30(1)(4)	345	341
Encompass Health Corp. 4.500%, 2/1/28(1)	340	343
Endo Dac
144A 9.500%, 7/31/27(1)(4)	94	95
144A 6.000%, 6/30/28(1)(4)	119	91
Endo Luxembourg Finance Co. I S.a.r.l. 144A 6.125%, 4/1/29(1)(4)	140	137
Illumina, Inc. 2.550%, 3/23/31(1)	290	291
Jaguar Holding Co. II 144A 5.000%, 6/15/28(1)(4)	220	236
Lannett Co., Inc. 144A 7.750%, 4/15/26(1)(4)	135	102
	Par Value	Value

Health Care—continued
Legacy LifePoint Health LLC
144A 6.750%, 4/15/25(1)(4)	$ 5	$ 5
144A 4.375%, 2/15/27(1)(4)	250	246
Molina Healthcare, Inc. 144A 3.875%, 5/15/32(1)(4)	330	323
Mozart Debt Merger Sub, Inc.
144A 3.875%, 4/1/29(1)(4)	95	94
144A 5.250%, 10/1/29(1)(4)	25	25
Option Care Health, Inc. 144A 4.375%, 10/31/29(1)(4)	5	5
Ortho-Clinical Diagnostics, Inc.
144A 7.375%, 6/1/25(1)(4)	147	154
144A 7.250%, 2/1/28(1)(4)	54	57
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)(4)	172	173
Prime Healthcare Services, Inc. 144A 7.250%, 11/1/25(1)(4)	55	58
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(1)(4)	400	403
144A 10.000%, 4/15/27(1)(4)	135	144
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(1)(4)	365	319
Tenet Healthcare Corp. 144A 7.500%, 4/1/25(1)(4)	50	53

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Health Care—continued
Teva Pharmaceutical Finance Netherlands III B.V.
3.150%, 10/1/26(1)	$ 215	$ 201
4.750%, 5/9/27(1)	230	230
Universal Health Services, Inc. 144A 2.650%, 1/15/32(1)(4)	390	386
		6,848

Industrials—2.2%
Alaska Airlines Pass-Through Trust 144A 4.800%, 8/15/27(1)(4)	534	590
Allied Universal Holdco LLC
144A 6.625%, 7/15/26(1)(4)	610	627
144A 6.000%, 6/1/29(1)(4)	200	190
American Airlines Group, Inc. 144A 5.000%, 6/1/22(1)(4)	265	264
American Airlines, Inc. 144A 11.750%, 7/15/25(1)(4)	625	758
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(1)(4)	610	634
Aviation Capital Group LLC 144A 3.500%, 11/1/27(1)(4)	605	628
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(1)(4)	335	359
BCPE Ulysses Intermediate, Inc. PIK 144A 7.750%, 4/1/27(1)(4)(9)	375	362
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)(4)	235	232
Boeing Co. (The)
5.150%, 5/1/30(1)	365	423
	Par Value	Value

Industrials—continued
3.750%, 2/1/50(1)	$ 205	$ 213
5.930%, 5/1/60(1)	147	203
Bombardier, Inc. 144A 6.000%, 2/15/28(1)(4)	160	159
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 3/15/35(1)(4)	495	501
Cleaver-Brooks, Inc. 144A 7.875%, 3/1/23(1)(4)	380	372
CoStar Group, Inc. 144A 2.800%, 7/15/30(1)(4)	593	602
CP Atlas Buyer, Inc. 144A 7.000%, 12/1/28(1)(4)	370	355
Deluxe Corp. 144A 8.000%, 6/1/29(1)(4)	175	181
Hertz Corp. (The)
144A 4.625%, 12/1/26(1)(4)	10	10
144A 5.000%, 12/1/29(1)(4)	45	44
LBM Acquisition LLC 144A 6.250%, 1/15/29(1)(4)	240	230
OT Merger Corp. 144A 7.875%, 10/15/29(1)(4)	165	161
Seaspan Corp. 144A 5.500%, 8/1/29(1)(4)	40	40
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(1)(4)	250	249
TransDigm, Inc. 5.500%, 11/15/27(1)	380	382
United Airlines, Inc.
144A 4.375%, 4/15/26(1)(4)	50	50
144A 4.625%, 4/15/29(1)(4)	50	50
Vertiv Group Corp. 144A 4.125%, 11/15/28(1)(4)	370	369
		9,238

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Information Technology—1.1%
Broadcom, Inc. 144A 2.450%, 2/15/31(1)(4)	$ 255	$ 245
CDW LLC 3.569%, 12/1/31(1)	494	505
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)(4)	70	70
144A 6.500%, 10/15/28(1)(4)	105	107
Dell International LLC 8.100%, 7/15/36(1)	340	518
Kyndryl Holdings, Inc. 144A 3.150%, 10/15/31(1)(4)	575	554
MicroStrategy, Inc. 144A 6.125%, 6/15/28(1)(4)	235	236
Motorola Solutions, Inc. 4.600%, 5/23/29(1)	10	11
NCR Corp. 144A 5.125%, 4/15/29(1)(4)	390	394
Plantronics, Inc. 144A 4.750%, 3/1/29(1)(4)	360	324
Rocket Software, Inc. 144A 6.500%, 2/15/29(1)(4)	350	330
Science Applications International Corp. 144A 4.875%, 4/1/28(1)(4)	575	588
TD SYNNEX Corp. 144A 2.375%, 8/9/28(1)(4)	720	704
		4,586

Materials—1.4%
ARD Finance S.A. PIK 144A 6.500%, 6/30/27(1)(4)(9)	690	706
Chemours Co. (The) 144A 5.750%, 11/15/28(1)(4)	335	343
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)(4)	170	180
	Par Value	Value

Materials—continued
Eldorado Gold Corp. 144A 6.250%, 9/1/29(1)(4)	$ 400	$ 403
Freeport-McMoRan, Inc. 5.450%, 3/15/43(1)	370	456
Glatfelter Corp. 144A 4.750%, 11/15/29(1)(4)	270	273
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(1)(4)	595	609
LSB Industries, Inc. 144A 6.250%, 10/15/28(1)(4)	40	41
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(1)(4)	235	230
New Enterprise Stone & Lime Co, Inc. 144A 9.750%, 7/15/28(1)(4)	215	230
Suzano Austria GmbH 2.500%, 9/15/28(1)	235	219
Taseko Mines Ltd. 144A 7.000%, 2/15/26(1)(4)	605	614
Teck Resources Ltd. 6.125%, 10/1/35(1)	425	552
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(1)(4)	260	270
144A 6.625%, 11/1/25(1)(4)	375	379
United States Steel Corp. 6.875%, 3/1/29(1)	240	251
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)(4)	160	161
		5,917

Real Estate—1.0%
EPR Properties 4.750%, 12/15/26(1)	570	615
GLP Capital LP
5.250%, 6/1/25(1)	225	247
5.750%, 6/1/28(1)	277	320
5.300%, 1/15/29(1)	160	183

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Real Estate—continued
Kite Realty Group Trust 4.750%, 9/15/30(1)	$ 610	$ 676
MPT Operating Partnership LP 4.625%, 8/1/29(1)	130	136
Office Properties Income Trust 4.500%, 2/1/25(1)	490	519
Ontario Teachers’ Cadillac Fairview Properties Trust 144A 2.500%, 10/15/31(1)(4)	355	357
Phillips Edison Grocery Center Operating Partnership I LP 2.625%, 11/15/31(1)	610	599
Service Properties Trust
4.950%, 2/15/27(1)	320	305
4.375%, 2/15/30(1)	215	193
		4,150

Utilities—0.9%
CMS Energy Corp. 4.750%, 6/1/50(1)	570	626
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(1)(4)	695	713
Ferrellgas LP
144A 5.375%, 4/1/26(1)(4)	115	109
144A 5.875%, 4/1/29(1)(4)	120	111
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(1)(4)	855	913
PG&E Corp. 5.250%, 7/1/30(1)	260	266
Southern Co. (The) Series 21-A 3.750%, 9/15/51(1)	628	621
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(4)(6)	125	—
	Par Value	Value

Utilities—continued
Vistra Corp. 144A 8.000% (1)(4)(7)	$ 330	$ 346
		3,705

Total Corporate Bonds and Notes (Identified Cost $96,695)		97,703

Leveraged Loans—11.3%
Aerospace—0.5%
Air Canada (3 month LIBOR + 3.500%) 4.250%, 8/11/28(5)	83	82
Amentum Government Services Holdings LLC Tranche 2, First Lien (3 month LIBOR + 4.750%) 5.500%, 1/29/27(5)	283	283
American Airlines, Inc. (3 month LIBOR + 4.750%) 5.500%, 4/20/28(5)	75	77
Brown Group Holding LLC (3 month LIBOR + 2.750%) 3.250%, 6/7/28(5)	446	442
KKR Apple Bidco LLC
(1 month LIBOR + 3.000%) 3.500%, 9/22/28(5)	295	292
Second Lien (3 month LIBOR + 5.750%) 6.250%, 9/21/29(5)	25	25
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27(5)	400	417
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.340%, 5/30/25(5)	274	269

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Aerospace—continued
Tranche F (1 month LIBOR + 2.250%) 2.340%, 12/9/25(5)	$ 144	$ 141
United AirLines, Inc. Tranche B (3 month LIBOR + 3.750%) 4.500%, 4/21/28(5)	184	183
		2,211

Chemicals—0.5%
Aruba Investments Holdings LLC First Lien (6 month LIBOR + 4.000%) 4.750%, 11/24/27(5)	209	209
CPC Acquisition Corp. First Lien (3 month LIBOR + 3.750%) 4.500%, 12/29/27(5)	353	351
Herens Holdco S.a.r.l. Tranche B (6 month LIBOR + 4.000%) 4.750%, 7/3/28(5)	469	468
Ineos U.S. Finance LLC 2024 (1 month LIBOR + 2.000%) 2.090%, 4/1/24(5)	478	473
Innophos Holdings, Inc. (1 month LIBOR + 3.750%) 3.840%, 2/5/27(5)	320	319
Starfruit Finco B.V. (1 month LIBOR + 3.000%) 3.092%, 10/1/25(5)	283	279
		2,099

Consumer Non-Durables—0.4%
Diamond BC B.V. Tranche B (3 month LIBOR + 3.000%) 3.500%, 9/29/28(5)	575	572
	Par Value	Value

Consumer Non-Durables—continued
Parfums Holding Co., Inc. First Lien (1 month LIBOR + 4.000%) 4.090%, 6/30/24(5)	$ 610	$ 607
Rodan & Fields LLC (1 month LIBOR + 4.000%) 4.089%, 6/16/25(5)	300	184
ZEP, Inc. First Lien (12 month LIBOR + 4.000%) 5.000%, 8/12/24(5)	196	192
		1,555

Energy—0.4%
Citgo Petroleum Corp. 2019, Tranche B (3 month LIBOR + 6.250%) 7.250%, 3/28/24(5)	275	274
Hamilton Projects Acquiror LLC (3 month LIBOR + 4.750%) 5.750%, 6/17/27(5)	311	310
Medallion Midland Acquisition LP (3 month LIBOR + 3.750%) 4.500%, 10/18/28(5)	358	356
Oryx Midstream Services Permian Basin LLC Tranche B (3 month LIBOR + 3.250%) 3.750%, 10/5/28(5)	325	322
Traverse Midstream Partners LLC (3 month Term SOFR + 4.250%) 5.250%, 9/27/24(5)	539	534
		1,796

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Financial—0.5%
Asurion LLC
Tranche B-3, Second Lien (1 month LIBOR + 5.250%) 5.340%, 1/31/28(5)	$ 215	$ 213
Tranche B-4 (1 month LIBOR + 5.250%) 5.340%, 1/20/29(5)	125	123
Tranche B-9 (1 month LIBOR + 3.250%) 3.340%, 7/31/27(5)	458	452
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 3.090%, 6/15/25(5)	350	346
Citadel Securities LP 2021 (1 month LIBOR + 2.500%) 2.590%, 2/2/28(5)	542	536
Deerfield Dakota Holding LLC First Lien (1 month LIBOR + 3.750%) 4.750%, 4/9/27(5)	366	365
		2,035

Food / Tobacco—0.2%
H-Food Holdings LLC (1 month LIBOR + 3.688%) 3.778%, 5/23/25(5)	263	261
Shearer’s Foods LLC First Lien (3 month LIBOR + 3.500%) 4.250%, 9/23/27(5)	384	380
Triton Water Holdings, Inc. First Lien (3 month LIBOR + 3.500%) 4.000%, 3/31/28(5)	379	377
		1,018

	Par Value	Value

Forest Prod / Containers—0.5%
Anchor Glass Container Corp. 2017 (3 month LIBOR + 2.750%) 3.750%, 12/7/23(5)	$ 164	$ 142
Berlin Packaging LLC Tranche B-4 (3 month LIBOR + 3.250%) 3.750%, 3/11/28(5)	482	477
BWay Holding Co. (1 month LIBOR + 3.250%) 3.337%, 4/3/24(5)	397	389
Klockner Pentaplast of America, Inc. Tranche B (6 month LIBOR + 4.750%) 5.250%, 2/12/26(5)	458	442
Spectrum Holdings III Corp. First Lien (3 month LIBOR + 3.250%) 4.250%, 1/31/25(5)	228	222
TricorBraun, Inc. (1 month LIBOR + 3.250%) 3.750%, 3/3/28(5)	370	366
		2,038

Gaming / Leisure—0.9%
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 2.840%, 12/23/24(5)	587	581
Carnival Corp.
2021, Tranche B (3 month LIBOR + 3.250%) 4.000%, 10/18/28(5)	220	216
Tranche B (3 month LIBOR + 3.000%) 3.750%, 6/30/25(5)	94	92

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Gaming / Leisure—continued
CCM Merger, Inc. Tranche B (3 month LIBOR + 3.750%) 4.500%, 11/4/25(5)	$ 169	$ 168
ECL Entertainment LLC Tranche B (1 month LIBOR + 7.500%) 8.250%, 5/1/28(5)	70	71
Hilton Grand Vacations Borrower LLC (1 month LIBOR + 3.000%) 3.500%, 8/2/28(5)	65	64
J&J Ventures Gaming LLC (1 month LIBOR + 4.000%) 4.750%, 4/26/28(5)	335	333
Landry’s Finance Acquisition Co. 2020 (3 month LIBOR + 12.000%) 13.000%, 10/4/23(5)	25	27
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24(5)	712	688
Pug LLC
Tranche B (1 month LIBOR + 3.500%) 3.590%, 2/12/27(5)	521	511
Tranche B-2 (1 month LIBOR + 4.250%) 4.750%, 2/12/27(5)	67	66
Raptor Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 11/1/26(5)	115	115
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 2.840%, 8/14/24(5)	175	173
	Par Value	Value

Gaming / Leisure—continued
UFC Holdings LLC Tranche B-3 (6 month LIBOR + 2.750%) 3.500%, 4/29/26(5)	$ 497	$ 490
		3,595

Health Care—2.0%
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 3.592%, 10/31/25(5)	469	466
AHP Health Partners, Inc. (1 month LIBOR + 3.500%) 4.000%, 8/24/28(5)	105	105
ASP Navigate Acquisition Corp. (3 month LIBOR + 3.500%) 4.500%, 10/6/27(5)	174	172
AthenaHealth, Inc. Tranche B-1 (1 month LIBOR + 4.250%) 4.333% - 4.400%, 2/11/26(5)	129	129
Azalea TopCo, Inc. 2021 (1 month LIBOR + 3.750%) 4.500%, 7/24/26(5)	613	611
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.840%, 10/10/25(5)	155	116
Gainwell Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 10/1/27(5)	333	332
Heartland Dental LLC 2021 (1 month LIBOR + 4.000%) 4.089%, 4/30/25(5)	384	380

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Health Care—continued
Hunter Holdco 3 Ltd. First Lien (3 month LIBOR + 4.250%) 4.750%, 8/19/28(5)	$ 300	$ 299
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.842%, 11/16/25(5)	371	367
LSCS Holdings, Inc. (3 month LIBOR + 4.750%) 0.000%, 11/23/28(5)(10)	335	334
Mamba Purchaser, Inc. (1 month LIBOR + 3.750%) 4.250%, 10/16/28(5)	115	115
Medline Borrower LP (1 month LIBOR + 3.250%) 3.750%, 10/23/28(5)	100	100
One Call Corp. Tranche B, First Lien (3 month LIBOR + 5.500%) 6.250%, 4/22/27(5)	618	617
Packaging Coordinators Midco, Inc. Tranche B, First Lien (3 month LIBOR + 3.500%) 4.250%, 11/30/27(5)	349	347
Parexel International Corp. (1 month LIBOR + 3.500%) 4.000%, 8/11/28(5)	130	129
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 2.840%, 2/14/25(5)	534	526
PetVet Care Centers LLC 2021, First Lien (1 month LIBOR + 3.500%) 4.250%, 2/14/25(5)	194	193
	Par Value	Value

Health Care—continued
Phoenix Guarantor, Inc.
Tranche B-1 (1 month LIBOR + 3.250%) 3.342%, 3/5/26(5)	$ 305	$ 302
Tranche B-3 (1 month LIBOR + 3.500%) 3.589%, 3/5/26(5)	567	561
Pluto Acquisition I, Inc. 2021, First Lien (3 month LIBOR + 4.000%) 4.175%, 6/22/26(5)	264	262
Southern Veterinary Partners LLC First Lien (3 month LIBOR + 4.000%) 0.000%, 10/5/27(5)(10)	190	190
Sterigenics-Nordion Holdings LLC (3 month LIBOR + 2.750%) 3.250%, 12/11/26(5)	170	169
Sunshine Luxembourg VII S.a.r.l. Tranche B-3 (3 month LIBOR + 3.750%) 4.500%, 10/1/26(5)	174	173
Surgery Center Holdings, Inc. 2021 (1 month LIBOR + 3.750%) 4.500%, 8/31/26(5)	323	322
Upstream Newco, Inc. 2021 (1 month LIBOR + 4.250%) 4.340%, 11/20/26(5)	233	232
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.840%, 7/2/25(5)	809	780
Waystar Technologies, Inc. 2021 (3 month LIBOR + 4.000%) 4.084%, 10/22/26(5)	346	346
		8,675

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Housing—0.3%
84 Lumber Co. Tranche B-1 (1 month LIBOR + 3.000%) 3.750%, 11/13/26(5)	$ 234	$ 233
Chariot Buyer LLC (1 month LIBOR + 3.500%) 4.000%, 11/3/28(5)	180	179
Quikrete Holdings, Inc. Tranche B-1 (3 month LIBOR + 3.000%) 0.000%, 2/21/28(5)(10)	520	516
SRS Distribution, Inc. 2021 (3 month LIBOR + 3.750%) 4.250%, 6/2/28(5)	169	169
		1,097

Information Technology—1.4%
Applied Systems, Inc. Second Lien (3 month LIBOR + 5.500%) 6.250%, 9/19/25(5)	208	209
Aston Finco S.a.r.l. First Lien (1 month LIBOR + 4.250%) 4.342%, 10/9/26(5)	241	239
BMC Software 2nd Second Lien (3 month LIBOR + 5.500%) 6.000%, 2/27/26(5)	95	96
Boxer Parent Co., Inc. 2021 (3 month LIBOR + 3.750%) 3.882%, 10/2/25(5)	486	480
CCC Intelligent Solutions, Inc. (3 month LIBOR + 2.500%) 3.000%, 9/21/28(5)	255	254
ConnectWise LLC (3 month LIBOR + 3.500%) 4.000%, 9/29/28(5)	60	60
	Par Value	Value

Information Technology—continued
Epicor Software Corp. Tranche C (1 month LIBOR + 3.250%) 4.000%, 7/30/27(5)	$ 630	$ 627
Greeneden U.S. Holdings II LLC Tranche B-4 (1 month LIBOR + 4.000%) 4.750%, 12/1/27(5)	268	267
Hyland Software, Inc. 2018 (1 month LIBOR + 3.500%) 4.250%, 7/1/24(5)	485	484
Infinite Bidco LLC
First Lien (1 month LIBOR + 3.750%) 4.250%, 3/2/28(5)	354	352
Second Lien (1 month LIBOR + 7.000%) 7.500%, 3/2/29(5)	135	135
Magenta Buyer LLC First Lien (3 month LIBOR + 5.000%) 5.750%, 7/27/28(5)	235	231
Project Ruby Ultimate Parent Corp. First Lien (1 month LIBOR + 3.250%) 4.000%, 3/10/28(5)	353	350
Proofpoint, Inc. (3 month LIBOR + 3.250%) 3.750%, 8/31/28(5)	340	337
RealPage, Inc. First Lien (1 month LIBOR + 3.250%) 3.750%, 4/24/28(5)	435	431
Rocket Software, Inc. 2021 (1 month LIBOR + 4.250%) 4.750%, 11/28/25(5)	319	317

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Sophia LP Tranche B (3 month LIBOR + 3.500%) 4.000%, 10/7/27(5)	$ 352	$ 351
Turing Midco LLC (1 month LIBOR + 3.000%) 3.500%, 3/24/28(5)	250	249
UKG, Inc.
(3 month LIBOR + 5.750%) 0.000%, 5/3/27(5)(10)	20	20
2021 (3 month LIBOR + 3.250%) 4.000%, 5/4/26(5)	550	546
Ultimate Software Group, Inc. (The) Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27(5)	15	15
Veritas U.S., Inc. 2021, Tranche B (3 month LIBOR + 5.000%) 6.000%, 9/1/25(5)	100	99
		6,149

Manufacturing—0.8%
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 4.250%, 10/8/27(5)	393	392
Apex Group Treasury LLC (3 month LIBOR + 3.750%) 0.000%, 7/27/28(5)(10)	365	363
Arcline FM Holdings LLC
First Lien (3 month LIBOR + 4.750%) 5.500%, 6/23/28(5)	195	194
	Par Value	Value

Manufacturing—continued
Second Lien (3 month LIBOR + 8.250%) 9.000%, 6/15/29(5)	$ 95	$ 95
Backyard Acquireco, Inc. (3 month LIBOR + 3.750%) 4.500%, 11/2/27(5)	322	321
Circor international, Inc. (1 month LIBOR + 3.250%) 4.250%, 12/11/24(5)	380	376
Filtration Group Corp.
(1 month LIBOR + 3.000%) 3.090%, 3/31/25(5)	583	575
2021 (1 month LIBOR + 3.500%) 4.000%, 10/21/28(5)	75	75
Gates Global LLC Tranche B-3 (1 month LIBOR + 2.500%) 3.250%, 3/31/27(5)	581	576
Star U.S. Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27(5)	316	315
Truck Hero, Inc. (1 month LIBOR + 3.250%) 4.000%, 1/31/28(5)	149	148
		3,430

Media / Telecom - Broadcasting—0.1%
Univision Communications, Inc. 2017 (1 month LIBOR + 2.750%) 3.750%, 3/15/24(5)	355	354

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Media / Telecom - Cable/Wireless Video—0.1%
DIRECTV Financing LLC (3 month LIBOR + 5.000%) 5.750%, 8/2/27(5)	$ 178	$ 177
Intelsat Jackson Holdings S.A. Tranche B-5 8.625%, 1/2/24(11)(12)	260	260
		437

Media / Telecom - Diversified Media—0.2%
Dotdash Meredith, Inc. Tranche B (3 month LIBOR + 4.000%) 0.000%, 11/23/28(5)(10)	340	338
McGraw-Hill Education, Inc. (1 month LIBOR + 4.750%) 5.250%, 7/28/28(5)	296	292
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 2.840%, 5/18/25(5)	353	345
		975

Media / Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.340%, 3/15/27(5)	172	168
Cincinnati Bell, Inc. Tranche B-2 (3 month LIBOR + 3.250%) 0.000%, 11/22/28(5)(10)	70	70
	Par Value	Value

Media / Telecom - Telecommunications—continued
Consolidated Communications, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 4.250%, 10/2/27(5)	$ 153	$ 153
Securus Technologies Holdings, Inc. First Lien (3 month LIBOR + 4.500%) 5.500%, 11/1/24(5)	149	143
		534

Retail—0.5%
CNT Holdings I Corp. First Lien (3 month LIBOR + 3.750%) 4.500%, 11/8/27(5)	284	283
Great Outdoors Group LLC Tranche B-2 (3 month LIBOR + 3.750%) 4.500%, 3/6/28(5)	352	352
Harbor Freight Tools USA, Inc. 2021 (1 month LIBOR + 2.750%) 3.250%, 10/19/27(5)	471	467
Michaels Cos., Inc. (The) Tranche B (3 month LIBOR + 4.250%) 5.000%, 4/15/28(5)	239	237
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 4.000%, 3/3/28(5)	254	252
PetsMart LLC (3 month LIBOR + 3.750%) 4.500%, 2/11/28(5)	259	258

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Retail—continued
Rising Tide Holdings, Inc. First Lien (1 month LIBOR + 4.750%) 5.500%, 6/1/28(5)	$ 190	$ 189
		2,038

Service—1.4%
AIT Worldwide Logistics, Inc. First Lien (3 month LIBOR + 4.750%) 5.500%, 4/6/28(5)	215	215
AlixPartners LLP (1 month LIBOR + 2.750%) 3.250%, 2/4/28(5)	344	342
Allied Universal Holdco LLC (3 month LIBOR + 3.750%) 4.250%, 5/12/28(5)	60	59
Carlisle Foodservice Products, Inc. First Lien (6 month LIBOR + 3.000%) 4.000%, 3/20/25(5)	393	383
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.250%) 3.342%, 2/6/26(5)	588	581
DXP Enterprises, Inc. (1 month LIBOR + 4.750%) 5.750%, 12/23/27(5)	208	207
Garda World Security Corp. Tranche B-2 (3 month LIBOR + 4.250%) 0.000%, 10/30/26(5)(10)	75	75
Grab Holdings, Inc. (6 month LIBOR + 4.500%) 5.500%, 1/29/26(5)	498	501
	Par Value	Value

Service—continued
Hertz Corp. (The)
Tranche B (1 month LIBOR + 3.250%) 3.750%, 6/30/28(5)	$ 312	$ 311
Tranche C (1 Month LIBOR + 3.250%) 4.000%, 6/30/28(5)	59	59
Hoya Midco LLC First Lien (3 month LIBOR + 3.500%) 4.500%, 6/30/24(5)	276	276
Peraton Corp. Tranche B, First Lien (1 month LIBOR + 3.750%) 4.500%, 2/1/28(5)	393	392
PODS LLC (1 month LIBOR + 3.000%) 3.750%, 3/31/28(5)	517	514
Sedgwick Claims Management Services, Inc. 2019 (1 month LIBOR + 3.750%) 3.840%, 9/3/26(5)	548	544
St. George’s University Scholastic Services LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 6/29/28(5)(10)	290	288
Sweetwater Borrower LLC (3 month LIBOR + 4.750%) 5.500%, 8/7/28(5)	255	254
Trans Union LLC (3 month LIBOR + 5.000%) 0.000%, 11/16/29(5)(10)	60	60
TTF Holdings LLC (1 month LIBOR + 4.000%) 5.000%, 3/31/28(5)	172	171

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Par Value	Value

Service—continued
Weld North Education LLC 2021 (3 month LIBOR + 3.750%) 4.250%, 12/21/27(5)	$ 499	$ 496
		5,728

Transportation - Automotive—0.3%
Clarios Global LP First Lien (1 month LIBOR + 3.250%) 3.340%, 4/30/26(5)	224	221
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23(5)	680	630
Mavis Tire Express Services Topco Corp. First Lien (1 month LIBOR + 4.000%) 4.750%, 5/4/28(5)	264	264
PAI Holdco, Inc. Tranche B (3 month LIBOR + 4.250%) 5.000%, 10/28/27(5)	110	109
		1,224

Transportation - Land Transportation—0.0%
LaserShip, Inc. First Lien (6 month LIBOR + 4.500%) 5.250%, 4/30/28(5)	120	120
Utility—0.2%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 2.750%) 3.250%, 8/1/25(5)	461	455
Lightstone HoldCo LLC
2018, Tranche B (3 month LIBOR + 3.750%) 4.750%, 1/30/24(5)	573	494
	Par Value	Value

Utility—continued
2018, Tranche C (3 month LIBOR + 3.750%) 4.750%, 1/30/24(5)	$ 32	$ 28
		977

Total Leveraged Loans (Identified Cost $48,257)		48,085

	Shares
Preferred Stocks—0.6%
Financials—0.5%
Capital Farm Credit ACA Series 1 144A, 5.000%(1)(4)	310 (13)	315
JPMorgan Chase & Co. Series HH, 4.600%(1)	285 (13)	287
MetLife, Inc. Series D, 5.875%(1)	329 (13)	379
Truist Financial Corp. Series Q, 5.100%(1)	565 (13)	630
Zions Bancorp NA, 6.950%(1)	17,485	472
		2,083

Industrials—0.1%
General Electric Co. Series D, 3.446%(1)(5)	622 (13)	609
Total Preferred Stocks (Identified Cost $2,596)		2,692

Common Stocks—83.8%
Communication Services—2.9%
Cellnex Telecom S.A.(1)	205,503	12,129
Consumer Discretionary—0.0%
MYT Holding LLC Class B(1)(14)	22,362	117
Energy—10.6%
Cheniere Energy, Inc.(1)	85,840	8,997
Enbridge, Inc.(1)	286,207	10,744
Frontera Energy Corp.(1)(14)	1,636	9
ONEOK, Inc.(1)	119,310	7,139

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Shares	Value

Energy—continued
Pembina Pipeline Corp.(1)	204,160	$ 6,041
QuarterNorth Energy Holding, Inc.(6)(14)	2,997	309
Targa Resources Corp.(1)	134,420	6,940
TC Energy Corp.(1)	105,177	4,934
		45,113

Financials—0.0%
NMG Parent LLC(1)(14)	368	55
Industrials—21.2%
Aena SME S.A.(1)(14)	106,399	15,626
Aeroports de Paris(1)(14)	30,190	3,530
Atlantia SpA(1)(14)	256,210	4,687
Auckland International Airport Ltd.(1)(14)	930,591	4,992
Canadian National Railway Co.(1)	33,850	4,284
CSX Corp.(1)	235,635	8,167
Ferrovial S.A.(1)	185,430	5,165
Flughafen Zurich AG(1)(14)	37,265	6,215
Norfolk Southern Corp.(1)	45,611	12,099
Transurban Group(1)	1,477,758	14,265
Union Pacific Corp.(1)	19,232	4,532
Vinci S.A.(1)	73,391	6,963
		90,525

Real Estate—9.0%
American Tower Corp.(1)	82,680	21,702
Crown Castle International Corp.(1)	92,740	16,846
		38,548

Utilities—40.1%
Ameren Corp.(1)	67,520	5,509
American Water Works Co., Inc.(1)	27,060	4,561
Atmos Energy Corp.(1)	63,490	5,734
CenterPoint Energy, Inc.(1)	324,435	8,406
CMS Energy Corp.(1)	112,540	6,623
Dominion Energy, Inc.(1)	195,000	13,884
	Shares	Value

Utilities—continued
Edison International(1)	71,598	$ 4,674
EDP - Energias de Portugal S.A.(1)	1,096,633	6,012
Emera, Inc.(1)	84,910	3,901
Enel SpA(1)	781,195	5,942
Essential Utilities, Inc.(1)	117,425	5,551
Evergy, Inc.(1)	89,495	5,665
Eversource Energy(1)	86,980	7,156
Fortis, Inc.(1)	110,655	4,787
Iberdrola S.A.(1)	567,273	6,372
National Grid plc(1)	919,750	12,313
NextEra Energy, Inc.(1)	309,769	26,882
Orsted A/S(1)	57,438	7,399
Public Service Enterprise Group, Inc.(1)	155,190	9,698
Sempra Energy(1)	99,805	11,964
Southern Co. (The)(1)	76,570	4,678
Spire, Inc.(1)	53,430	3,198
		170,909

Total Common Stocks (Identified Cost $320,885)		357,396

Exchange-Traded Fund—0.3%
VanEck High Yield Muni ETF(1)(15)	19,245	1,201
Total Exchange-Traded Fund (Identified Cost $1,206)		1,201

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(6)	2,084	3
Total Rights (Identified Cost $2)		3

Total Long-Term Investments—136.7% (Identified Cost $546,736)		583,115

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
	Shares	Value

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)(15)	3,185,332	$ 3,185
Total Short-Term Investment (Identified Cost $3,185)		3,185

TOTAL INVESTMENTS—137.5% (Identified Cost $549,921)		$ 586,300
Other assets and liabilities, net—(37.5)%		(159,839)
NET ASSETS—100.0%		$ 426,461

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BAM	Build America Municipal Insured
ETF	Exchange-Traded Fund
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
NA	National Association
PIK	Payment-in-Kind Security
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for borrowings.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2021, these securities amounted to a value of $128,481 or 30.1% of net assets.
(5)	Variable rate security. Rate disclosed is as of November 30, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	No contractual maturity date.
(8)	Amount is less than $500.
(9)	100% of the income received was in cash.
(10)	This loan will settle after November 30, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(11)	Security is fixed rate.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.
(13)	Value shown as par value.
(14)	Non-income producing.
(15)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of November 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 25,517	$ —	$ 25,517	$ —
Corporate Bonds and Notes	97,703	—	97,699	4 (1)
Foreign Government Securities	15,225	—	15,225	—
Leveraged Loans	48,085	—	48,085	—
Mortgage-Backed Securities	32,051	—	30,874	1,177
Municipal Bonds	1,623	—	1,623	—
U.S. Government Security	1,619	—	1,619	—
Equity Securities:
Common Stocks	357,396	337,658	19,429	309
Preferred Stocks	2,692	472	2,220	—
Rights	3	—	—	3
Exchange-Traded Fund	1,201	1,201	—	—
Money Market Mutual Fund	3,185	3,185	—	—
Total Investments	$586,300	$342,516	$242,291	$1,493

(1)	Includes internally fair valued securities currently priced at zero ($0).
Security held by the Fund with an end of period value of $4 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Securities held by the Fund with an end of period value of $117 were transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended November 30, 2021.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $549,921)	$ 586,300
Foreign currency at value (cost $380)	384
Cash	724
Receivables
Investment securities sold	3,039
Dividends and interest	2,353
Tax reclaims	291
Prepaid Directors’ retainer	6
Prepaid expenses	1
Other assets (Note 3)	97
Total assets	593,195
Liabilities
Borrowings (Note 7)	159,750
Payables
Investment securities purchased	6,092
Investment advisory fees	346
Interest on borrowings (Note 7)	218
Director deferred compensation plan (Note 3)	97
Administration and accounting fees	53
Professional fees	44
Other accrued expenses	134
Total liabilities	166,734
Net Assets	$ 426,461
Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized)	$ 48
Capital paid in on shares of beneficial interest	396,915
Total distributable earnings (accumulated losses)	29,498
Net Assets	$ 426,461
Common Shares Outstanding	47,823,579
Net Asset Value Per Share(a)	$ 8.92

(a)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF OPERATIONS
YEAR ENDED November 30, 2021
($ reported in thousands)
Investment Income
Interest	$ 10,084
Dividends	8,569
Foreign taxes withheld	(611)
Total investment income	18,042
Expenses
Investment advisory fees	4,221
Administration and accounting fees	654
Directors’ fees and expenses	323
Printing fees and expenses	312
Transfer agent fees and expenses	131
Professional fees	80
Custodian fees	15
Miscellaneous expenses	181
Total expenses before interest expense	5,917
Interest expense on borrowings (Note 7)	1,740
Total expenses after interest expense	7,657
Net investment income (loss)	10,385
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	17,443
Foreign currency transactions	(106)
Net change in unrealized appreciation (depreciation) on:
Investments	(740)
Foreign currency transactions	(23)
Net realized and unrealized gain (loss) on investments	16,574
Net increase (decrease) in net assets resulting from operations	$26,959
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2021	Year Ended November 30, 2020
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 10,385	$ 11,907
Net realized gain (loss)	17,337	(10,516)
Net change in unrealized appreciation (depreciation)	(763)	5,208
Increase (decrease) in net assets resulting from operations	26,959	6,599
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(11,277)	(12,464)
Return of capital	(34,376)	(42,396)
Dividends and Distributions to Shareholders	(45,653)	(54,860)
From Capital Share Transactions
Issuance of common stock related to reinvestment of distributions (388,052 and 191,088 shares, respectively)	3,603	1,914
Increase (decrease) in net assets from capital transactions	3,603	1,914
Net increase (decrease) in net assets	(15,091)	(46,347)
Net Assets
Beginning of period	441,552	487,899
End of period	$426,461	$441,552
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED November 30, 2021
($ reported in thousands)
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 26,959
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	292,134
(Increase) Decrease in investment securities sold receivable	(1,443)
Purchases of long-term investments	(260,904)
Increase (Decrease) in investment securities purchased payable	1,265
Net (purchases) or sales of short-term investments	(1,493)
Net change in unrealized (appreciation)/depreciation on investments	740
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	39
Net realized (gain)/loss on investments	(17,443)
Return of capital distributions on investments	123
Amortization of premium and accretion of discounts on investments	100
Proceeds from litigation settlements	9
(Increase) Decrease in tax reclaims receivable	58
(Increase) Decrease in dividends and interest receivable	602
(Increase) Decrease in prepaid expenses	3
(Increase) Decrease in prepaid Directors’ retainer	1
Increase (Decrease) in interest payable on borrowings	181
Increase (Decrease) in affiliated expenses payable	3
Increase (Decrease) in non-affiliated expenses payable	(48)
Cash provided by (used for) operating activities	40,886
Cash provided by (used for) financing activities:
Cash distributions paid to shareholders	(42,050)
Cash provided by (used for) financing activities:	(42,050)
Net increase (decrease) in cash	(1,164)
Cash and foreign currency at beginning of period	2,272
Cash and foreign currency at end of period	$ 1,108
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 3,603
Cash paid during the period for interest expense on borrowings	1,559
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2021	2020 (1)	2019 (1)	2018 (1)	2017 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 9.31	$ 10.33	$ 11.01	$ 13.98	$ 12.25
Income (loss) from investment operations:
Net investment income (loss)(2)	0.22	0.25	0.24	0.34	0.30
Net realized and unrealized gain (loss)	0.35	(0.11)	0.52	(1.81)	2.34
Payment from affiliate	—	—	— (3)	—	—
Total from investment operations	0.57	0.14	0.76	(1.47)	2.64
Dividends and Distributions to Shareholders:
Net investment income	(0.24)	(0.27)	(0.31)	(0.31)	(0.36)
Net realized gains	—	—	—	(0.09)	(0.60)
Return of capital	(0.72)	(0.89)	(1.13)	(1.10)	—
Total dividends and distributions to shareholders	(0.96)	(1.16)	(1.44)	(1.50)	(0.96)
Fund Share Transactions
Anti-dilutive impact of tender offers	—	—	—	—	0.05
Net asset value, end of period	$ 8.92	$ 9.31	$ 10.33	$ 11.01	$ 13.98
Market value, end of period(4)	$ 9.37	$ 8.41	$ 10.98	$ 9.64	$ 13.33
Total return, net asset value(5)	6.36%	3.25%	16.67%	(10.17)%	26.37%
Total return, market value(5)	23.68%	(12.25)%	41.67%	(17.51)%	27.06%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(6)	1.73%	2.05%	2.99% (7)	2.61%	2.55% (8)
Ratio of total expenses after interest expense to average net assets	1.73%	2.05%	2.99% (7)	2.70%	2.62% (8)
Ratio of net investment income (loss) to average net assets	2.34%	2.73%	2.20% (7)	2.75%	2.86% (8)
Portfolio turnover rate	44%	46%	110% (9)	46%	61%
Net assets, end of period (000’s)	$426,461	$441,552	$487,899	$227,954	$289,580
Borrowings, end of period (000’s)	$159,750	$159,750	$184,750	$ 84,250	$105,000
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 3,670	$ 3,764	$ 3,641	$ 3,706	$ 3,758

(1)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the former Virtus Total Return Fund Inc. (ZF). For periods prior to April 3, 2017, the activity in the table presented above was for the accounting survivor of that reorganization, DCA. In addition, on November 18, 2019, ZF was reorganized into the Fund. For periods between April 3, 2017 and November 18, 2019, the activity in the table presented above is for ZF, and thereafter it is for the Fund. The net asset values and other per share information for periods prior to the April 3, 2017 reorganization were revised to reflect the share conversion ratio from that reorganization of 0.391206, and the net asset values and other per share information for periods between April 3, 2017 and November 18, 2019 have been revised to reflect the share conversion ratio from the later reorganization of 1.039518.
(2)	Calculated using average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Closing Price – New York Stock Exchange.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.34%, 1.38%, 1.79%, 1.63% and 1.92% for the years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively.
(7)	The Fund incurred certain non-recurring merger costs in 2019. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers to average net assets would be 2.83%, the ratio of net expenses to average net assets would be 2.83% and the ratio of net investment income (loss) to average net assets would be 2.36%.
(8)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.
(9)	Portfolio turnover increased due to repositioning of the portfolio related to the reorganization on November 18, 2019.
(10)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 2021
Note 1. Organization
Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is capital appreciation, with current income a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.08 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	Payment-In-Kind Securities
The Fund may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
G.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
H.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
I.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
J.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, and are inclusive of dollar denominated and foreign currency.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
B.	Subadvisers
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio; and Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio. For the period, these two subadvisers were, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they were each paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the year ended November 30, 2021, the Fund incurred administration fees totaling $603 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Directors’ Fees
For the year ended November 30, 2021, the Fund incurred Directors’ fees totaling $309 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
E.	Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the period ended November 30, 2021, the Fund did not engage in transactions pursuant to Rule 17a-7 under the 1940 Act.
F.	Director Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Directors who receive compensation from the Fund. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Directors. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at November 30, 2021.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2021, were as follows:
Purchases	Sales
$256,331	$287,682
Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2021, were as follows:
Purchases	Sales
$4,573	$4,452

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
Note 5. Federal Income Tax Information
($ reported in thousands)
At November 30, 2021, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$550,096	$57,674	$(21,470)	$36,204
The Fund has capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2021, the Fund’s capital loss carryovers are as follows:

Short-Term	Long-Term
$6,220	$—
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:
Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
$ 30	$ 349	$ 6,220
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2021 and 2020 was as follows:

	2021	2020
Ordinary Income	$11,277	$12,464
Return of Capital	34,376	42,396
Total	$45,653	$54,860
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 6. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and certain of the most widely used LIBORs may continue until mid-2023. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
Note 7. Borrowings
($ reported in thousands)
At the beginning of the period, the Fund was a party to a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allowed the Fund to borrow cash from the Bank, up to a limit of $235,000 (“Commitment Amount”). Borrowings under the Agreement were collateralized by investments of the Fund. The Agreement resulted in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund failed to meet or maintain certain covenants as required under the Agreement, the Fund might have been required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest was charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. Total interest expense and commitment fees accrued from December 1, 2020 through December 16, 2020 were $71 and $8, respectively, and are included in the “Interest expense on borrowings” line of the Statement of Operations. For the period December 1, 2020 through December 16, 2020, average borrowings under this Agreement and the average interest rate were $159,750 and 1%, respectively.
Effective December 17, 2020, the Fund repaid its borrowing under the Agreement and entered into a Master Margin Loan Agreement (the “New Agreement”) with a different commercial bank (the “New Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $235,000 (the “New Commitment Amount”). The New Agreement replaces the Agreement. Cash borrowings under the New Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the New Commitment Amount is borrowed at a given time. During the period from December 17, 2020 through November 30, 2021, the Fund had average borrowings of $159,750 with an average interest rate of 0.95%. For the same period, the interest expense and commitment fees related to the borrowings amounted to $1,478 and $183 respectively, and are included within the “Interest expense on borrowings” line on the Statement of Operations.
At November 30, 2021, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$159,750	0.90%
Note 8.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021
Note 9. Capital Transactions
At November 30, 2021, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 47,823,579 shares are outstanding.
Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. During the periods ended November 30, 2021 and November 30, 2020, there were no repurchases.
Note 10. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 11. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following are the only subsequent events requiring recognition or disclosure in these financial statements.
On December 20, 2021, the Fund paid a distribution of $0.08 to shareholders of record on December 13, 2021. The distribution had an ex-dividend date of December 10, 2021.
On January 10, 2022, the Fund paid a distribution of $0.08 to shareholders of record on December 31, 2021. The distribution had an ex-dividend date of January 5, 2022.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Virtus Total Return Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Total Return Fund Inc. (the “Fund”) as of November 30, 2021, the related statements of operations and cash flows for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2022
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

VIRTUS TOTAL RETURN FUND INC.
TAX INFORMATION NOTICE (Unaudited)
November 30, 2021
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2022, the Fund will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended November 30, 2021, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($)
68.40%	33.28%	$0

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is capital appreciation, with current income as a secondary objective.
Principal Strategies:
The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income.
The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries.
The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Infrastructure-Related Investments: Infrastructure-related entities are subject to a variety of factors that may adversely affect their businesses or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund. Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Leverage: The Fund employs leverage through margin financing. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.
Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interest in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or governmental regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Closed-End Fund: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser and subadviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.08 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

VIRTUS TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan (Unaudited)
Virtus Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

VIRTUS TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan, you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

VIRTUS TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL
RETURN FUND INC. (Unaudited)
The Board of Directors (the “Board”) of Virtus Total Return Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the subadvisory agreements (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”) with Newfleet Asset Management, LLC (“Newfleet”) and Duff & Phelps Investment Management Company (“Duff & Phelps”) (each, a “Subadviser” and together, “Subadvisers”). At meetings held on November 2 and November 17, 2021, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19 (the “Meetings”), the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director may have attributed different weights to the various factors. The Independent Directors also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
Nature, Extent and Quality of Services
The Directors received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL
RETURN FUND INC. (Unaudited) (Continued)
Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and the experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither Subadviser was currently involved in any regulatory actions, investigations or material litigation.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL
RETURN FUND INC. (Unaudited) (Continued)
The Board noted that the performance of the Fund for the period prior to the reorganization of the former Virtus Total Return Fund (“ZF”) with and into the Fund (the “Reorganization”) represented performance of ZF, as ZF was the accounting survivor in the Reorganization. The Board considered that while the Fund’s performance for the year-to-date, 1-, 3-, and 5-year periods ended June 30, 2021, was below the median of the Performance Universe, the Fund outperformed its benchmark for the same periods. The Directors discussed the Fund’s underperformance and the reasons therefor among themselves and with management.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Directors also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s net management fees were in the first quintile of the Expense Universe, and the Fund’s net total expenses were in the second quintile of the Expense Universe.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.
In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL
RETURN FUND INC. (Unaudited) (Continued)
considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fees earned under the Subadvisory Agreements.
The Directors concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund Inc., One Financial Plaza, Hartford, CT 06103.
Independent Directors
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Burke, Donald C. YOB: 1960 Served Since: 2020, Class I 98 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Cogan, Sarah E. YOB: 1956 Served Since: 2021, Class I 102 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
DeCotis, Deborah A. YOB: 1952 Served Since: 2021, Class I 102 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Drummond, F. Ford YOB: 1962 Served Since: 2021, Class II 102 Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMI Health Plans (benefits administration).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class I 95 Portfolios	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 95 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2020, Class III 95 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
McLoughlin, Philip R. YOB: 1946 Served Since: 2014, Class II Chairman 105 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios), Virtus Strategy Trust (11 portfolios), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class III 98 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Walton, R. Keith YOB: 1964 Served Since: 2004, Class III 102 Portfolios	Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2014, Class III 102 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Director
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Aylward, George R.* Director and President YOB: 1964 Served Since: 2006, Class II 107 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL; Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Moyer, William R. YOB: 1944 Served Since: 2020 95 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).
Officers Who Are Not Directors
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust; Virtus AllianzGI Closed-End Funds, Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2012 to 2013); Chief Financial Officer and Treasurer (since 2010).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus AllianzGI Closed-End Funds, Virtus Investment Trust, and Virtus Strategy Trust; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus AllianzGI Closed-End Funds, Virtus Investment Trust, and Virtus Strategy Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Vice President, Chief Legal Officer and Secretary (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2018).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus AllianzGI Closed-End Funds, Virtus Investment Trust, and Virtus Strategy Trust; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus AllianzGI Closed-End Funds, Virtus Investment Trust, Virtus Strategy Trust, Virtus Global Multi-Sector Income Fund, Virtus Mutual Fund Family, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

THIS PAGE INTENTIONALLY BLANK.

VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Total Return Fund Inc.
c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8523	01-22

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the registrant’s board of directors determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,050 for 2021 and $25,155 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,775 for 2021 and $3,067 for 2020. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,853 for 2021 and $11,600 for 2020.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Total Return Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $7,628 for 2021 and $14,667 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

a)

The registrant has a separately designated audit committee. During the period covered by this report, the members of the audit committee were Donald C. Burke, Deborah A. DeCotis (who joined as an advisory member on February 1, 2021, and became a regular member on July 1, 2021), John R. Mallin, Connie D. McDaniel and Brian T. Zino. William R. Moyer also serves as an advisory member of the audit committee.

b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadvisers, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and/or Newfleet Asset Management, LLC (“Newfleet”). Following are summaries of their proxy voting policies.

Duff & Phelps

Duff & Phelps has adopted proxy voting policies and procedures (the “Duff & Phelps’ Policy”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Duff & Phelps’ Policy allows Duff & Phelps to utilize a qualified, non-affiliated third party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Duff & Phelps’ Policy. Duff & Phelps may and will contrary to the recommendation of the proxy advisory from when it is determines that it is in the best interest of Duff & Phelps’ clients.

Duff & Phelps has a Proxy Committee that reviews every company and shareholder proposal submitted for a vote.

Duff & Phelps has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs or UMA/MDP.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Newfleet

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Fund.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, LLC, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of filing this report, the Fund’s sub-advisers are Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”). The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps

Connie M. Luecke, CFA

Ms. Luecke joined Duff & Phelps in 1992 and serves as a Senior Managing Director and Senior Portfolio Manager. She has been a portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund since its inception in 2004, as well as portfolio manager for all Global Listed Infrastructure. Ms. Luecke is also the Portfolio Manager of the DNP Select Income Fund Inc. She is a Chartered Financial Analyst (CFA) charter holder, a member of the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She has been working in the investment industry since 1983.

Newfleet

David L. Albrycht, CFA

David Albrycht is president and chief investment officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus Investment Partners investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He holds the Chartered Financial Analyst designation and has been working in the investment industry since 1985.

Mr. Albrycht has been a portfolio manager of the Fund and its predecessor since 2016, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, Virtus Newfleet Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Core Plus Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is manager of another closed-end fund, Virtus Global Multi-Sector Income Fund (NYSE: VGI). He also is a manager of three exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), and Virtus Newfleet High Yield Bond ETF (BLHY), and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He is a Chartered Financial Analyst® (CFA®) charterholder and has been working in the investment industry since 1985.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2021, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David L. Albrycht	Registered Investment Companies:	15	9,217	1	92
	Other Pooled Investment Vehicles:	2	112	None	None
	Other Accounts:	None	None	None	None
Connie M. Luecke	Registered Investment Companies:	2	4,343	None	None
	Other Pooled Investment Vehicles:	2	217	None	None
	Other Accounts:	None	None	None	None

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps and Newfleet (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each individual is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus: Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus restricted stock units or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the investment professional.

•	Other Benefits: Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Investment Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2021, beneficial ownership of shares of the Fund by Mr. Albrycht and Ms. Luecke, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Connie M. Luecke	$50,001 - $100,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2021	0	$0.00	0	2,654,033
July 2021	0	$0.00	0	2,654,033
August 2021	0	$0.00	0	2,654,033
September 2021	0	$0.00	0	2,654,033
October 2021	0	$0.00	0	2,654,033
November 2021	0	$0.00	0	2,654,033

Total	0	$0.00	0	2,654,033

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 6,884,886 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid from June 1, 2021 through November 30, 2021 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date 2/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date 2/7/22

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 2/7/22

*	Print the name and title of each signing officer under his or her signature.